Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Meredith Corporation (the Company) for the fiscal year ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), we the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen M. Lacy	/s/ Suku V. Radia

Stephen M. Lacy	Suku V. Radia
President and Chief Executive Officer and Director (Principal Executive Officer)	Vice President-Chief Financial Officer (Principal Accounting and Financial Officer)

Dated: August 23, 2007	Dated: August 23, 2007